UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2013

Date of reporting period:	July 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PNSAX

Putnam Small Cap Growth Fund

Semiannual report 12|31|12

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking companies with new ideas — and big futures

The manager of Putnam Small Cap Growth Fund looks for small companies that she believes have the potential to grow and prosper. These companies range from start-ups to more established firms. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks may react differently to economic conditions than do their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects.

In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering opportunities.

The fund’s manager works closely with Putnam’s analysts to seek stocks across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, she has resources to help identify small-cap stocks with attractive growth potential.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those believed to offer growth potential.

Quality The manager evaluates high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Small Cap Growth Fund

Interview with your fund’s portfolio manager

Pam, what can you tell us about investing conditions for the six months ended December 31, 2012?

The period began at a turbulent time for stocks, which were declining as issues such as the eurozone debt crisis and China’s economic slowdown continued to weigh on investor confidence. Stocks were choppy for the first several weeks of the period, but began to rebound in early August, and then rallied into October. In the final months of the period, as 2012 came to a close, the market turned volatile again as investors dealt with uncertainty around the U.S. presidential election and the threat of the “fiscal cliff.”

Despite the fact that many global macroeconomic issues remained, investors seemed willing to look past them and take on more investment risk, especially during the summer market rally. Cyclical stocks — whose performance is closely tied to the overall economy and are well represented in the portfolio — fared well for most of the period.

Stocks of small, growing companies, which are the focus of the fund, performed in line with the broader market, as measured by the S&P 500 Index, which gained nearly 6% for the six-month period. I’m pleased to report that the fund outperformed its benchmark, the Russell 2000 Growth Index, and the average return for funds in its Lipper peer group, Small-Cap Growth Funds.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Growth Fund	5

Within the fund’s portfolio, what are some holdings that helped performance for the period?

A top performer for the fund was the stock of Ocwen Financial, a provider of residential and commercial mortgage loan servicing and asset management services. The company has benefited as many large banks have exited the mortgage servicing business. Ocwen offers a low-cost service platform and has a solid track record in the industry, making it well positioned to bid on a large pool of mortgage-servicing rights from these banks. As a result, the company’s earnings — and stock price — have soared.

Another portfolio highlight for the period was Generac Holdings, a manufacturer of power generators. The company saw a spike in sales in the wake of Hurricane Sandy, and also benefited from an increase in overall residential construction activity. In addition to gaining from short-term events such as storms and other power outages, Generac is poised for long-term growth, in my view. Long-term growth drivers include aging power grids and the company’s expansion into international markets.

EchoStar — which was a top detractor during the past fiscal year — was among the best performers in the fund’s portfolio for this semiannual period. EchoStar is a holding company for telecommunications-related businesses that was spun off from DISH Network in early 2008. The stock of the company, which maintains a satellite fleet for telecommunications companies and designs and manufactures set-top boxes, had struggled during the market’s broad-based flight to quality — in which investors favored companies in more defensive sectors. As cyclical stocks recovered over the past six months, EchoStar’s stock rebounded.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Small Cap Growth Fund

Can you discuss some stocks that held back performance for the period?

The stock of Actuate detracted from performance. This software company offers products that aggregate, mine, and analyze large and complex collections of data to help companies better manage their businesses. Actuate’s revenue and earnings results for the 2012 third quarter were lower than consensus estimates, due to lackluster revenue for its eReports and an environment of lower spending by businesses on enterprise software.

The stock of ABIOMED, a medical device company specializing in cardiac support, also struggled during the period due to negative investor sentiment and uncertainty about the status of the company’s Impella pumps. In late 2012, an FDA panel recommended class III status for the Impella devices, which is a higher risk classification than that of competing products.

Another disappointment for the period was Allot Communications, an Israel-based technology company. One of the top performers at the close of the fund’s previous fiscal year, Allot specializes in deep packet inspection technology that enables businesses — such as mobile phone carriers — to manage traffic according to content, user preferences, and operator performance objectives. As usage skyrockets for mobile devices such as phones and tablets, this company has enjoyed phenomenal growth over the past three years. While we remain optimistic about its long-term prospects, its growth may decelerate a bit as competition intensifies and demand weakens in a maturing European market.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/12. Short-term holdings are excluded. Holdings will vary over time.

Small Cap Growth Fund	7

What is your outlook for the markets and the fund?

Our goal is to find small, growing companies that have the potential to continue to grow rapidly and prosper. At the same time, we seek companies whose stocks have attractive valuations relative to their long-term growth potential. During the past six months, the market environment began to favor this “growth at a reasonable price” strategy, which hadn’t been rewarded during the previous fiscal year.

Although a number of global macroeconomic challenges have yet to be resolved, investors began to return to cyclical stocks, which we typically favor for the fund’s portfolio. Regardless of short-term shifts in sentiment, we will continue to follow our disciplined investment process. This includes targeting smaller companies that, in our view, have sound business models and steadily growing cash flows. Backed by a team of equity analysts, I remain focused on individual companies and their growth potential, selecting holdings for the fund based on careful macroeconomic, market, sector, and stock research.

Thank you, Pam, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Small Cap Growth Fund

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University in Beijing, China. A CFA charterholder, she has been in the investment industry since she originally joined Putnam in 2000.

IN THE NEWS

The Japanese yen has weakened considerably in the past few months and recently fell to its lowest level since June 2010. This has led to a robust rally in Japanese stocks as new Japanese Prime Minister Shinzō Abe’s government attempts to “reflate” the country’s moribund economy by adding stimulus and pressing the Bank of Japan to ease monetary policy. In early January 2013, Japan’s new government unveiled a $117 billion economic stimulus package, which includes billions in government spending on public works and infrastructure programs. The goal of the stimulus program is to boost the real GDP growth rate to 2% and create 600,000 jobs in the world’s third-largest economy. The weaker yen has been particularly beneficial for Japan’s export companies. In the fourth quarter of 2012, Japan’s stock market increased 17.56%, as measured by the MSCI Japan Index, although this outsize gain was offset by the yen’s decline versus major global currencies. As of January 31, 2013, it was up 9.42% year to date.

Small Cap Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.68%	9.24%	8.88%	8.88%	8.86%	8.86%	9.14%	8.88%	9.41%	9.84%

10 years	107.90	95.87	93.36	93.36	92.89	92.89	97.96	91.08	102.90	112.63
Annual average	7.59	6.95	6.82	6.82	6.79	6.79	7.07	6.69	7.33	7.84

5 years	1.05	–4.77	–2.42	–4.37	–2.69	–2.69	–1.42	–4.88	–0.21	2.30
Annual average	0.21	–0.97	–0.49	–0.89	–0.54	–0.54	–0.29	–1.00	–0.04	0.46

3 years	40.76	32.68	37.97	34.97	37.61	37.61	38.70	33.84	39.76	41.81
Annual average	12.07	9.88	11.33	10.51	11.23	11.23	11.52	10.20	11.80	12.35

1 year	14.29	7.73	13.56	8.56	13.40	12.40	13.74	9.74	13.98	14.55

6 months	8.20	1.98	7.77	2.77	7.80	6.80	7.96	4.18	8.07	8.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Small Cap Growth Fund

Comparative index returns For periods ended 12/31/12

		Lipper Small-Cap Growth Funds
	Russell 2000 Growth Index	category average*

Annual average (life of fund)	4.13%	6.00%

10 years	154.68	138.46
Annual average	9.80	8.97

5 years	18.69	13.90
Annual average	3.49	2.49

3 years	43.62	41.21
Annual average	12.82	12.09

1 year	14.59	13.09

6 months	5.31	4.66

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/12, there were 541, 526, 470, 412, 271, and 128 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.083		—	—	—		$0.038	$0.134

Capital gains	—		—	—	—		—	—

Total	$0.083		—	—	—		$0.038	$0.134

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/12	$18.37	$19.49	$16.86	$16.80	$17.33	$17.96	$17.95	$18.81

12/31/12	19.79	21.00	18.17	18.11	18.71	19.39	19.36	20.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Small Cap Growth Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 6/30/12	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Annualized expense ratio for
the six-month period ended
12/31/12*	1.26%	2.09%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 12/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2012, to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.61	$10.95	$10.53	$9.23	$7.92	$5.30

Ending value (after expenses)	$1,082.00	$1,077.70	$1,078.00	$1,079.60	$1,080.70	$1,083.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Small Cap Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2012, use the following calculation method. To find the value of your investment on July 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.41	$10.61	$10.21	$8.94	$7.68	$5.14

Ending value (after expenses)	$1,018.85	$1,014.67	$1,015.07	$1,016.33	$1,017.59	$1,020.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Small Cap Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2012, Putnam employees had approximately $348,000,000 and the Trustees had approximately $84,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Small Cap Growth Fund

The fund’s portfolio 12/31/12 (Unaudited)

COMMON STOCKS (98.1%)*	Shares	Value

Airlines (0.7%)
Alaska Air Group, Inc. †	8,700	$374,883

US Airways Group, Inc. † S	31,100	419,850

		794,733
Auto components (1.1%)
Cooper Tire & Rubber Co.	50,000	1,268,000

		1,268,000
Biotechnology (2.9%)
Affymax, Inc. † S	14,500	275,500

BioMarin Pharmaceuticals, Inc. † S	9,000	443,250

Cubist Pharmaceuticals, Inc. † S	24,344	1,023,909

Elan Corp. PLC ADR (Ireland) †	25,700	262,397

Lexicon Pharmaceuticals, Inc. †	81,216	180,300

PDL BioPharma, Inc. S	60,500	426,525

Pharmacyclics, Inc. †	3,400	196,860

Spectrum Pharmaceuticals, Inc. S	19,818	221,763

United Therapeutics Corp. †	3,670	196,051

		3,226,555
Building products (0.8%)
Trex Co., Inc. †	22,800	848,844

		848,844
Capital markets (2.4%)
HFF, Inc. Class A S	60,100	895,490

Safeguard Scientifics, Inc. † S	23,700	349,575

Virtus Investment Partners, Inc. †	4,500	544,230

Walter Investment Management Corp. † S	20,700	890,514

		2,679,809
Chemicals (5.0%)
American Vanguard Corp.	12,851	399,281

Georgia Gulf Corp. S	7,500	309,600

Innophos Holdings, Inc. S	11,749	546,329

Innospec, Inc.	20,648	712,150

Koppers Holdings, Inc.	15,300	583,695

Landec Corp. †	39,300	372,957

LSB Industries, Inc. †	36,305	1,285,923

PolyOne Corp. S	33,502	684,111

Tronox, Ltd. Class A S	10,500	191,625

W.R. Grace & Co. †	7,853	527,957

		5,613,628
Commercial services and supplies (2.4%)
G&K Services, Inc. Class A	6,800	232,220

Geo Group, Inc. (The)	11,900	335,580

InnerWorkings, Inc. † S	38,388	528,987

KAR Auction Services, Inc.	34,400	696,256

Standard Parking Corp. †	42,000	923,580

		2,716,623
Communications equipment (4.8%)
Aruba Networks, Inc. †	23,383	485,197

Brocade Communications Systems, Inc. †	47,700	254,241

CalAmp Corp. †	42,500	353,600

EchoStar Corp. Class A †	60,535	2,071,508

Small Cap Growth Fund	17

COMMON STOCKS (98.1%)* cont.	Shares	Value

Communications equipment cont.
InterDigital, Inc. S	6,279	$258,067

Ixia †	18,426	312,873

Plantronics, Inc.	11,900	438,753

Procera Networks, Inc. †	30,300	562,065

Riverbed Technology, Inc. †	13,600	268,192

ShoreTel, Inc. †	94,200	399,408

		5,403,904
Computers and peripherals (0.6%)
Silicon Graphics International Corp. † S	19,984	204,436

Stratasys, Ltd. †	5,400	432,810

		637,246
Construction and engineering (0.6%)
Great Lakes Dredge & Dock Corp.	72,500	647,425

		647,425
Construction materials (0.8%)
Eagle Materials, Inc.	15,400	900,900

		900,900
Consumer finance (1.1%)
Cash America International, Inc. S	5,900	234,053

Credit Acceptance Corp. † S	2,900	294,872

Green Dot Corp. Class A † S	18,100	220,820

World Acceptance Corp. † S	6,300	469,728

		1,219,473
Containers and packaging (0.6%)
Sealed Air Corp.	39,100	684,641

		684,641
Distributors (0.8%)
Core-Mark Holding Co., Inc.	12,600	596,610

VOXX International Corp. † S	47,847	322,010

		918,620
Diversified telecommunication services (0.3%)
Cincinnati Bell, Inc. † S	61,120	334,938

		334,938
Electrical equipment (3.1%)
AZZ, Inc.	14,400	553,392

EnerSys †	15,600	587,028

Franklin Electric Co., Inc. S	18,397	1,143,741

Generac Holdings, Inc.	25,779	884,477

Global Power Equipment Group, Inc.	20,242	347,150

		3,515,788
Electronic equipment, instruments, and components (1.3%)
FEI Co.	6,660	369,364

Itron, Inc. †	9,600	427,680

MTS Systems Corp.	13,733	699,422

		1,496,466
Energy equipment and services (1.5%)
Helix Energy Solutions Group, Inc. †	46,412	957,944

Key Energy Services, Inc. †	43,750	304,063

McDermott International, Inc. † S	41,300	455,126

		1,717,133
Food and staples retail (0.6%)
United Natural Foods, Inc. †	12,400	664,516

		664,516

18	Small Cap Growth Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Health-care equipment and supplies (4.7%)
ABIOMED, Inc. † S	22,157	$298,233

Alere, Inc. †	18,100	334,850

Conmed Corp. S	23,296	651,123

Cyberonics, Inc. †	6,000	315,180

GenMark Diagnostics, Inc. † S	34,478	310,302

Greatbatch, Inc. †	27,482	638,682

Haemonetics Corp. † S	13,900	567,676

OraSure Technologies, Inc. † S	37,120	266,522

RTI Biologics, Inc. †	88,508	377,929

STAAR Surgical Co. †	116,020	707,722

Steris Corp.	13,100	454,963

Trinity Biotech PLC ADR (Ireland)	22,800	328,776

		5,251,958
Health-care providers and services (3.7%)
Air Methods Corp. S	11,700	431,613

AmSurg Corp. † S	11,141	334,341

Bio-Reference Labs, Inc. † S	10,400	298,376

Centene Corp. †	5,868	240,588

Community Health Systems, Inc.	7,500	230,550

HealthSouth Corp. † S	15,400	325,094

HMS Holdings Corp. †	15,700	406,944

Magellan Health Services, Inc. †	7,200	352,800

Omnicare, Inc. S	19,800	714,780

Providence Service Corp. (The) †	6,960	118,250

WellCare Health Plans, Inc. †	14,050	684,095

		4,137,431
Health-care technology (1.2%)
athenahealth, Inc. †	7,661	562,700

Computer Programs & Systems, Inc. S	4,967	250,039

MedAssets, Inc. †	26,800	449,436

Quality Systems, Inc. S	6,900	119,784

		1,381,959
Hotels, restaurants, and leisure (3.8%)
AFC Enterprises †	42,737	1,116,718

Brinker International, Inc. S	18,700	579,513

Cheesecake Factory, Inc. (The) S	6,600	215,952

Domino’s Pizza, Inc.	6,600	287,430

Papa John’s International, Inc. †	8,700	477,978

Ruby Tuesday, Inc. †	61,600	484,176

Six Flags Entertainment Corp.	9,700	593,640

Town Sports International Holdings, Inc.	46,192	491,945

		4,247,352
Household durables (1.4%)
Beazer Homes USA, Inc. †	47,080	795,181

La-Z-Boy, Inc.	34,200	483,930

Tempur-Pedic International, Inc. †	10,800	340,092

		1,619,203
Industrial conglomerates (0.6%)
Standex International Corp.	12,600	646,254

		646,254

Small Cap Growth Fund	19

COMMON STOCKS (98.1%)* cont.	Shares	Value

Insurance (0.6%)
Genworth Financial, Inc. Class A †	87,500	$657,125

		657,125
Internet and catalog retail (0.9%)
HSN, Inc. S	17,662	972,823

		972,823
Internet software and services (2.4%)
Cornerstone OnDemand, Inc. †	11,800	348,454

Demand Media, Inc. †	21,500	199,735

IntraLinks Holdings, Inc. †	101,300	625,021

LivePerson, Inc. †	27,600	362,664

Millennial Media, Inc. † S	16,000	200,480

OpenTable, Inc. †	6,000	292,800

ValueClick, Inc. † S	16,900	328,029

Yelp, Inc. †	17,400	327,990

		2,685,173
IT Services (2.2%)
Acxiom Corp. †	23,400	408,564

CSG Systems International, Inc. †	10,900	198,162

Global Cash Access Holdings, Inc. †	57,200	448,448

InterXion Holding NV (Netherlands) †	20,700	491,832

MAXIMUS, Inc.	5,000	316,100

NeuStar, Inc. Class A †	10,181	426,889

VeriFone Systems, Inc. †	6,700	198,856

		2,488,851
Leisure equipment and products (1.2%)
Brunswick Corp. S	10,104	293,925

LeapFrog Enterprises, Inc. † S	39,407	340,082

Smith & Wesson Holding Corp. † S	39,600	334,224

Sturm Ruger & Co., Inc. S	9,500	431,300

		1,399,531
Machinery (3.0%)
Altra Holdings, Inc.	22,200	489,510

Chart Industries, Inc. † S	10,571	704,769

Greenbrier Companies, Inc. † S	26,800	433,356

L.B. Foster Co. Class A	11,344	492,783

TriMas Corp. † S	24,682	690,109

Valmont Industries, Inc.	4,400	600,820

		3,411,347
Media (1.1%)
Carmike Cinemas, Inc. †	31,100	466,500

DreamWorks Animation SKG, Inc. Class A †	17,100	283,347

Sinclair Broadcast Group, Inc. Class A S	35,747	451,127

		1,200,974
Metals and mining (1.0%)
Carpenter Technology Corp.	8,800	454,344

Cliffs Natural Resources, Inc. S	17,300	667,088

		1,121,432
Multiline retail (0.4%)
Big Lots, Inc. † S	14,800	421,208

		421,208

20	Small Cap Growth Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Oil, gas, and consumable fuels (3.6%)
CVR Energy, Inc. (Rights) F	26,639	$—

Delek US Holdings, Inc.	15,000	379,800

Kodiak Oil & Gas Corp. †	59,500	526,575

Rosetta Resources, Inc. †	12,013	544,910

Swift Energy Co. † S	13,876	213,552

Tesoro Corp.	16,900	744,445

Vaalco Energy, Inc. † S	61,900	535,435

W&T Offshore, Inc.	25,194	403,860

Western Refining, Inc.	25,230	711,234

		4,059,811
Paper and forest products (0.3%)
Buckeye Technologies, Inc.	11,300	324,423

		324,423
Personal products (0.8%)
Nu Skin Enterprises, Inc. Class A	8,900	329,745

Prestige Brands Holdings, Inc. †	31,500	630,945

		960,690
Pharmaceuticals (4.7%)
Endo Health Solutions, Inc. †	11,800	309,986

Hi-Tech Pharmacal Co., Inc. S	8,748	306,005

Impax Laboratories, Inc. † S	19,900	407,751

Jazz Pharmaceuticals PLC † S	30,705	1,633,506

Medicines Co. (The) †	20,318	487,022

Obagi Medical Products, Inc. †	67,222	913,547

Questcor Pharmaceuticals, Inc.	6,400	171,008

Salix Pharmaceuticals, Ltd. †	6,182	250,247

ViroPharma, Inc. † S	20,424	464,850

Warner Chilcott PLC Class A	27,000	325,080

		5,269,002
Professional services (1.6%)
Acacia Research Corp. †	8,187	209,997

Barrett Business Services, Inc.	11,900	453,271

Corporate Executive Board Co. (The)	7,400	351,204

On Assignment, Inc. †	22,500	456,300

TrueBlue, Inc. †	3,317	52,243

WageWorks, Inc. †	18,687	332,629

		1,855,644
Real estate investment trusts (REITs) (2.5%)
Apollo Commercial Real Estate Finance, Inc. S	26,400	428,472

Apollo Residential Mortgage, Inc.	13,000	262,470

CBL & Associates Properties, Inc.	28,900	612,969

Omega Healthcare Investors, Inc. S	24,800	591,480

PS Business Parks, Inc.	8,000	519,840

Sovran Self Storage, Inc.	6,600	409,860

		2,825,091
Real estate management and development (1.7%)
Jones Lang LaSalle, Inc.	6,500	545,610

St. Joe Co. (The) †	58,518	1,350,595

		1,896,205

Small Cap Growth Fund	21

COMMON STOCKS (98.1%)* cont.	Shares	Value

Road and rail (1.2%)
Avis Budget Group, Inc. † S	45,491	$901,632

Swift Transportation Co. †	46,168	421,052

		1,322,684
Semiconductors and semiconductor equipment (4.6%)
Cirrus Logic, Inc. † S	12,200	353,434

Entegris, Inc. †	76,200	699,516

Entropic Communications, Inc. † S	76,100	402,569

Integrated Silicon Solutions, Inc. †	34,400	309,600

Microsemi Corp. †	24,200	509,168

Omnivision Technologies, Inc. † S	21,076	296,750

Photronics, Inc. †	75,292	448,740

Rudolph Technologies, Inc. † S	35,400	476,130

Semtech Corp. †	13,500	390,825

Silicon Image, Inc. †	67,900	336,784

Skyworks Solutions, Inc. †	17,600	357,280

Teradyne, Inc. † S	36,071	609,239

		5,190,035
Software (9.9%)
Actuate Corp. †	116,902	654,651

Allot Communications, Ltd. (Israel) † S	14,662	261,277

Aspen Technology, Inc. †	19,437	537,239

Bottomline Technologies, Inc. † S	24,000	633,360

BroadSoft, Inc. †	9,500	345,135

Commvault Systems, Inc. †	10,100	704,071

Fair Isaac Corp.	23,737	997,666

Infoblox, Inc. †	23,686	425,637

Manhattan Associates, Inc. †	13,130	792,264

Mentor Graphics Corp. †	36,900	628,038

Netscout Systems, Inc. †	23,600	613,364

Parametric Technology Corp. †	23,100	519,981

QLIK Technologies, Inc. †	17,300	375,756

RealPage, Inc. †	22,600	487,482

Sourcefire, Inc. † S	8,900	420,258

SS&C Technologies Holdings, Inc. † S	19,494	450,701

Tangoe, Inc. †	18,400	218,408

TIBCO Software, Inc. †	13,542	298,059

Tyler Technologies, Inc. †	10,500	508,620

Ultimate Software Group, Inc. †	8,897	839,966

VASCO Data Security International, Inc. † S	54,548	445,112

		11,157,045
Specialty retail (4.5%)
Buckle, Inc. (The)	5,253	234,494

Cabela’s, Inc. †	12,000	501,000

Conn’s, Inc. †	13,821	424,028

Destination Maternity Corp.	29,800	642,488

Finish Line, Inc. (The) Class A	21,886	414,302

Francesca’s Holdings Corp. † S	16,600	430,936

GameStop Corp. Class A S	14,700	368,823

Genesco, Inc. †	4,988	274,340

22	Small Cap Growth Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value

Specialty retail cont.
Lumber Liquidators Holdings, Inc. †	5,300	$279,999

Pier 1 Imports, Inc. S	13,900	278,000

Select Comfort Corp. †	16,400	429,188

Sonic Automotive, Inc. Class A S	38,028	794,405

		5,072,003
Textiles, apparel, and luxury goods (0.2%)
Crocs, Inc. †	17,700	254,703

		254,703
Thrifts and mortgage finance (1.2%)
BofI Holding, Inc. †	18,237	508,265

Home Loan Servicing Solutions, Ltd. (Cayman Islands)	3,975	75,128

Nationstar Mortgage Holdings, Inc. † S	16,200	501,876

Ocwen Financial Corp. †	9,600	332,064

		1,417,333
Trading companies and distributors (1.7%)
Applied Industrial Technologies, Inc. S	12,447	522,898

Beacon Roofing Supply, Inc. †	26,805	892,070

DXP Enterprises, Inc. †	11,450	561,852

		1,976,820

Total common stocks (cost $97,311,062)		$110,513,352

SHORT-TERM INVESTMENTS (20.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	21,375,228	$21,375,228

Putnam Money Market Liquidity Fund 0.14% L	1,756,101	1,756,101

Total short-term investments (cost $23,131,329)		$23,131,329

TOTAL INVESTMENTS

Total investments (cost $120,442,391)		$133,644,681

Key to holding’s abbreviations

ADR   American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $112,598,995.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Small Cap Growth Fund	23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$17,374,417	$—	$—

Consumer staples	1,625,206	—	—

Energy	5,776,944	—	—

Financials	10,695,036	—	—

Health care	19,266,905	—	—

Industrials	17,736,162	—	—

Information technology	29,058,720	—	—

Materials	8,645,024	—	—

Telecommunication services	334,938	—	—

Total common stocks	110,513,352	—	—

Short-term investments	1,756,101	21,375,228	—

Totals by level	$112,269,453	$21,375,228	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24	Small Cap Growth Fund

Statement of assets and liabilities 12/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $21,302,100 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $97,311,062)	$110,513,352
Affiliated issuers (identified cost $23,131,329) (Notes 1 and 5)	23,131,329

Dividends, interest and other receivables	199,753

Receivable for shares of the fund sold	69,158

Receivable for investments sold	686,124

Total assets	134,599,716

LIABILITIES

Payable to custodian	140,296

Payable for investments purchased	115,811

Payable for shares of the fund repurchased	98,812

Payable for compensation of Manager (Note 2)	57,662

Payable for custodian fees (Note 2)	8,578

Payable for investor servicing fees (Note 2)	15,787

Payable for Trustee compensation and expenses (Note 2)	61,138

Payable for administrative services (Note 2)	1,143

Payable for distribution fees (Note 2)	71,205

Collateral on securities loaned, at value (Note 1)	21,375,228

Other accrued expenses	55,061

Total liabilities	22,000,721

Net assets	$112,598,995

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$179,626,158

Distributions in excess of net investment income (Note 1)	(19,330)

Accumulated net realized loss on investments (Note 1)	(80,210,123)

Net unrealized appreciation of investments	13,202,290

Total — Representing net assets applicable to capital shares outstanding	$112,598,995

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($89,893,296 divided by 4,543,491 shares)	$19.79

Offering price per class A share (100/94.25 of $19.79)*	$21.00

Net asset value and offering price per class B share ($362,094 divided by 19,924 shares)**	$18.17

Net asset value and offering price per class C share ($4,904,112 divided by 270,803 shares)**	$18.11

Net asset value and redemption price per class M share ($1,003,724 divided by 53,652 shares)	$18.71

Offering price per class M share (100/96.50 of $18.71)*	$19.39

Net asset value, offering price and redemption price per class R share
($8,258,405 divided by 426,577 shares)	$19.36

Net asset value, offering price and redemption price per class Y share
($8,177,364 divided by 403,976 shares)	$20.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund	25

Statement of operations Six months ended 12/31/12 (Unaudited)

INVESTMENT INCOME

Dividends	$1,343,177

Interest (including interest income of $1,793 from investments in affiliated issuers) (Note 5)	1,793

Securities lending (Note 1)	59,808

Total investment income	1,404,778

EXPENSES

Compensation of Manager (Note 2)	344,994

Investor servicing fees (Note 2)	166,423

Custodian fees (Note 2)	6,053

Trustee compensation and expenses (Note 2)	5,978

Distribution fees (Note 2)	164,611

Administrative services (Note 2)	2,031

Other	52,469

Total expenses	742,559

Expense reduction (Note 2)	(23,356)

Net expenses	719,203

Net investment income	685,575

Net realized gain on investments (Notes 1 and 3)	5,609,085

Net unrealized appreciation of investments during the period	2,571,674

Net gain on investments	8,180,759

Net increase in net assets resulting from operations	$8,866,334

The accompanying notes are an integral part of these financial statements.

26	Small Cap Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/12*	Year ended 6/30/12

Operations:
Net investment income (loss)	$685,575	$(738,041)

Net realized gain on investments	5,609,085	6,522,862

Net unrealized appreciation (depreciation) of investments	2,571,674	(18,024,261)

Net increase (decrease) in net assets resulting
from operations	8,866,334	(12,239,440)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(380,484)	—

Class R	(16,086)	—

Class Y	(54,526)	—

Increase in capital from settlement payments (Note 7)	—	22,606

Redemption fees (Note 1)	507	12,380

Decrease from capital share transactions (Note 4)	(8,167,827)	(21,563,664)

Total increase (decrease) in net assets	247,918	(33,768,118)

NET ASSETS

Beginning of period	112,351,077	146,119,195

End of period (including distributions in excess of net
investment income of $19,330 and accumulated net
investment loss of $253,809, respectively)	$112,598,995	$112,351,077

* Unaudited

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees[b]	reimbursements	end of period	asset value (%)[c]	(in thousands)	net assets (%)[d]	net assets (%)	turnover (%)

Class A
December 31, 2012**	$18.37	.12	1.38	1.50	(.08)	—	—	(.08)	—	—	$19.79	8.20*	$89,893	.64*	.62*	60*
June 30, 2012	19.95	(.10)	(1.48)	(1.58)	—	—	—	—	—	—[b,e]	18.37	(7.92)	90,494	1.31	(.57)	141
June 30, 2011	13.70	(.09)	6.34	6.25	—	—	—	—	—	—[b,f]	19.95	45.62	115,410	1.32	(.50)	108
June 30, 2010	11.44	(.09)	2.35	2.26	—	—	—	—	—	—	13.70	19.76	90,417	1.39[g]	(.67)[g]	114
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	—	—	—	—	11.44	(33.37)	106,055	1.47[g]	(.79)[g]	133
June 30, 2008	24.46	(.17)	(4.08)	(4.25)	—	(3.01)	(.03)	(3.04)	—	—	17.17	(18.98)	270,720	1.52[g]	(.84)[g]	138

Class B
December 31, 2012**	$16.86	.06	1.25	1.31	—	—	—	—	—	—	$18.17	7.77*	$362	1.06*	.35*	60*
June 30, 2012	18.40	(.16)	(1.38)	(1.54)	—	—	—	—	—	—[b,e]	16.86	(8.37)	195	1.70[h]	(.97)[h]	141
June 30, 2011	12.73	(.20)	5.87	5.67	—	—	—	—	—	—[b,f]	18.40	44.54	4,140	2.07	(1.25)	108
June 30, 2010	10.71	(.17)	2.19	2.02	—	—	—	—	—	—	12.73	18.86	4,020	2.14[g]	(1.38)[g]	114
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	—	—	—	—	10.71	(33.89)	7,724	2.22[g]	(1.55)[g]	133
June 30, 2008	23.42	(.32)	(3.86)	(4.18)	—	(3.01)	(.03)	(3.04)	—	—	16.20	(19.57)	19,668	2.27[g]	(1.60)[g]	138

Class C
December 31, 2012**	$16.80	.04	1.27	1.31	—	—	—	—	—	—	$18.11	7.80*	$4,904	1.02*	.24*	60*
June 30, 2012	18.39	(.22)	(1.37)	(1.59)	—	—	—	—	—	—[b,e]	16.80	(8.65)	4,955	2.06	(1.32)	141
June 30, 2011	12.72	(.20)	5.87	5.67	—	—	—	—	—	—[b,f]	18.39	44.58	6,642	2.07	(1.25)	108
June 30, 2010	10.71	(.18)	2.19	2.01	—	—	—	—	—	—	12.72	18.77	5,266	2.14[g]	(1.41)[g]	114
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	—	—	—	—	10.71	(33.85)	5,859	2.22[g]	(1.55)[g]	133
June 30, 2008	23.42	(.31)	(3.88)	(4.19)	—	(3.01)	(.03)	(3.04)	—	—	16.19	(19.61)	12,965	2.27[g]	(1.59)[g]	138

Class M
December 31, 2012**	$17.33	.06	1.32	1.38	—	—	—	—	—	—	$18.71	7.96*	$1,004	.89*	.35*	60*
June 30, 2012	18.93	(.18)	(1.42)	(1.60)	—	—	—	—	—	—[b,e]	17.33	(8.45)	1,058	1.81	(1.06)	141
June 30, 2011	13.06	(.16)	6.03	5.87	—	—	—	—	—	—[b,f]	18.93	44.95	1,256	1.82	(1.00)	108
June 30, 2010	10.96	(.15)	2.25	2.10	—	—	—	—	—	—	13.06	19.16	1,149	1.89[g]	(1.16)[g]	114
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	—	—	—	—	10.96	(33.70)	1,086	1.97[g]	(1.30)[g]	133
June 30, 2008	23.78	(.26)	(3.95)	(4.21)	—	(3.01)	(.03)	(3.04)	—	—	16.53	(19.39)	4,688	2.02[g]	(1.34)[g]	138

Class R
December 31, 2012**	$17.95	.10	1.35	1.45	(.04)	—	—	(.04)	—	—	$19.36	8.07*	$8,258	.76*	.51*	60*
June 30, 2012	19.55	(.14)	(1.46)	(1.60)	—	—	—	—	—	—[b,e]	17.95	(8.18)	7,916	1.56	(.82)	141
June 30, 2011	13.46	(.13)	6.22	6.09	—	—	—	—	—	—[b,f]	19.55	45.25	9,018	1.57	(.76)	108
June 30, 2010	11.27	(.13)	2.32	2.19	—	—	—	—	—	—	13.46	19.43	5,355	1.64[g]	(.92)[g]	114
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	—	—	—	—	11.27	(33.51)	4,910	1.72[g]	(1.05)[g]	133
June 30, 2008	24.24	(.21)	(4.04)	(4.25)	—	(3.01)	(.03)	(3.04)	—	—	16.95	(19.17)	12,528	1.77[g]	(1.08)[g]	138

Class Y
December 31, 2012**	$18.81	.15	1.41	1.56	(.13)	—	—	(.13)	—	—	$20.24	8.34*	$8,177	.51*	.77*	60*
June 30, 2012	20.39	(.06)	(1.52)	(1.58)	—	—	—	—	—	—[b,e]	18.81	(7.75)	7,733	1.06	(.32)	141
June 30, 2011	13.97	(.04)	6.46	6.42	—	—	—	—	—	—[b,f]	20.39	45.96	9,653	1.07	(.24)	108
June 30, 2010	11.63	(.06)	2.40	2.34	—	—	—	—	—	—	13.97	20.12	7,079	1.14[g]	(.41)[g]	114
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	—	—	—	—	11.63	(33.24)	7,094	1.22[g]	(.55)[g]	133
June 30, 2008	24.71	(.12)	(4.13)	(4.25)	—	(3.01)	(.03)	(3.04)	—	—	17.42	(18.77)	27,971	1.27[g]	(.59)[g]	138

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Small Cap Growth Fund	Small Cap Growth Fund	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011 (Note 7).

f Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.20%

June 30, 2009	0.33

June 30, 2008	0.20

h Reflects a voluntary waiver of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.36% based on the average net assets for class B shares for the year ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

30	Small Cap Growth Fund

Notes to financial statements 12/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from July 1, 2012 through December 31, 2012.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Growth Index. As of August 31, 2012, the index was composed of companies having market capitalizations of between $48.89 million and $4.62 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Small Cap Growth Fund	31

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $21,302,142. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $21,375,228.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate

32	Small Cap Growth Fund

plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2012, the fund had a capital loss carryover of $85,565,144 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$39,860,055	N/A	$39,860,055	June 30, 2017

45,705,089	N/A	45,705,089	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $253,809 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2012 and June 30, 2012, and (ii) specified ordinary losses recognized during the period between November 1, 2011 and June 30, 2012), to its fiscal year ending June 30, 2013.

The aggregate identified cost on a tax basis is $120,696,455, resulting in gross unrealized appreciation and depreciation of $17,873,711 and $4,925,485, respectively, or net unrealized appreciation of $12,948,226.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Small Cap Growth Fund	33

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.320% of the fund’s average net assets before a decrease of $16,822 (0.015% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1,

34	Small Cap Growth Fund

2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$133,523	Class R	11,875

Class B	371	Class Y	11,773

Class C	7,341	Total	$166,423

Class M	1,540

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $201 under the expense offset arrangements and by $23,155 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $86, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$113,936	Class M	3,947

Class B	1,381	Class R	20,273

Class C	25,074	Total	$164,611

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,783 and $62 from the sale of class A and class M shares, respectively, and received $341 and $23 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $65,738,038 and $71,457,857, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Small Cap Growth Fund	35

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/12		Year ended 6/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	134,998	$2,596,419	679,630	$12,519,463

Shares issued in connection with
reinvestment of distributions	19,189	367,856	—	—

	154,187	2,964,275	679,630	12,519,463

Shares repurchased	(538,166)	(10,331,794)	(1,536,362)	(27,814,247)

Net decrease	(383,979)	$(7,367,519)	(856,732)	$(15,294,784)

	Six months ended 12/31/12		Year ended 6/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	11,916	$209,561	42,723	$723,191

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	11,916	209,561	42,723	723,191

Shares repurchased	(3,565)	(61,928)	(256,127)	(4,503,559)

Net increase (decrease)	8,351	$147,633	(213,404)	$(3,780,368)

	Six months ended 12/31/12		Year ended 6/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	5,937	$103,521	30,745	$519,229

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	5,937	103,521	30,745	519,229

Shares repurchased	(30,058)	(528,952)	(96,992)	(1,613,998)

Net decrease	(24,121)	$(425,431)	(66,247)	$(1,094,769)

	Six months ended 12/31/12		Year ended 6/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	1,640	$29,680	8,693	$147,322

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	1,640	29,680	8,693	147,322

Shares repurchased	(9,050)	(165,725)	(13,973)	(234,405)

Net decrease	(7,410)	$(136,045)	(5,280)	$(87,083)

	Six months ended 12/31/12		Year ended 6/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	35,179	$660,420	91,165	$1,597,201

Shares issued in connection with
reinvestment of distributions	841	15,778	—	—

	36,020	676,198	91,165	1,597,201

Shares repurchased	(50,402)	(951,863)	(111,456)	(1,934,201)

Net decrease	(14,382)	$(275,665)	(20,291)	$(337,000)

36	Small Cap Growth Fund

	Six months ended 12/31/12		Year ended 6/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	55,514	$1,107,228	91,652	$1,810,857

Shares issued in connection with
reinvestment of distributions	2,719	53,320	—	—

	58,233	1,160,548	91,652	1,810,857

Shares repurchased	(65,292)	(1,271,348)	(154,041)	(2,780,517)

Net decrease	(7,059)	$(110,800)	(62,389)	$(969,660)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	43	<0.01%	$851

Class B	655	3.29	11,901

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$4,295,284	$20,929,900	$23,469,083	$1,793	$1,756,101

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $22,606 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of this matter.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Small Cap Growth Fund	37

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

38	Small Cap Growth Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Small Cap Growth Fund	39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40	Small Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA076
278761 2/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013